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Biogen Idec Investor Presentation Spring 2009

Forward Looking and Proxy Solicitation Statements • This presentation includes forward-looking statements about: – our 2009 guidance and our financial and operational goals through 2010 – estimates of sales for our products and the size and growth of the markets for our products – our expected filings with regulatory agencies – the anticipated development and timing of programs in our clinical pipeline – the sales potential of TYSABRI® – the availability of external growth opportunities • Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply, including our continued dependence on our two principal products, AVONEX® and RITUXAN®, the uncertainty of success in commercializing other products including TYSABRI®, the occurrence of adverse safety events with our products, competitive pressures, changes in the availability of reimbursement for our products, our dependence on collaborations over which we may not always have full control, failure to execute our growth initiatives, possible adverse impact of government regulation, problems with our manufacturing processes and our reliance on third parties, the impact of the global credit crisis, the market, interest and credit risks associated with our portfolio of marketable securities, our significant investment in a manufacturing facility currently under development, our ability to attract and retain qualified personnel, the risks of doing business internationally, the actions of activist shareholders, fluctuations in our operating results, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, fluctuations in our effective tax rate, our level of indebtedness, environmental risks, aspects of our corporate governance and collaborations and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K and in other reports we file with the SEC. • These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. • On April 27, 2009, Biogen Idec filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2009 Annual Meeting. Biogen Idec’s stockholders are strongly advised to read the definitive proxy statement carefully before making any voting or investment decision because the definitive proxy statement contains important information. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov or from Biogen Idec at http://investor.biogenidec.com. The Company’s definitive proxy statement and other materials will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142 or by contacting our proxy solicitor, Innisfree M&A Incorporated, by toll-free telephone at (877) 750-5836.

Delivering on Our Commitment to Shareholders • Consistently delivered strong EPS and revenue growth over the last 5 years Financial • 2008 results exceeded guidance Performance • Solid growth projected for 2009; Q1 revenues +10% y/y, non-GAAP EPS +27% y/y • Overseen successful merger and delivered on merger goals • Continuing to grow TYSABRI and effectively manage risk-benefit profile Operational • Viewed as having one of the most robust pipelines in industry Performance – Progress in pipeline: 8 programs expected in registrational trials by year end 2009 – Sustained R&D investment and operational efficiency • Added two new directors after soliciting input from major shareholders Corporate • Adopting majority vote for uncontested director elections • Terminated the “poison pill” (shareholder rights plan) Governance • Unilaterally waived standstill agreements with participants in 2007 sale process •$ 3 billion share repurchase – 56M shares tendered July 2007 Accountability • Maintained active dialogue with leading shareholders • Enabled dialogue between shareholders and our directors to Shareholders • Actively engaged in soliciting shareholder input

Agenda • Results and Accountability • Drivers of Shareholder Value • Corporate Governance

Exceptionally Strong 2008 Revenues +29% $4.1B $3.2B 2007 2008 Non-GAAP EPS +34% $3.66 $2.74 2007 2008 Substantially exceeded 2008 guidance Original 2008 Guidance Results Revenue $3.6-$3.8 billion $4.1 billion Revenue Growth 15%-20% 29% Non-GAAP Operating Margins 36%-40% 39% Non-GAAP R&D 26%-28% 26% Non-GAAP SG&A 21%-23% 22% Non-GAAP EPS $3.20-$3.35 $3.66 Note: Non-GAAP EPS excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided in the appendix at the end of this presentation.

Consistently Strong Track Record Revenue ($ Billions) EPS ($) Free Cash Flow ($ Millions) +17% 4.1 +25% 3.66 +37% 1,289 CAGR CAGR CAGR 3.2 2.74 2.7 2.25 2.4 737 2.2 643 1.9 571 1.57 1.40 1.22 367 15% ’03-’07 20% ’03-’07 Goal Goal 2003 2004 2005 2006 2007 2008 2003 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 Note: 2003 is pro forma data for the Biogen and Idec merger. EPS numbers are Non-GAAP which excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided in the appendix at the end of this presentation. Free cash flow defined as cash flows from operations minus capital expenditures as disclosed on our Form 10-K

Diversified and Growing Portfolio Revenue By Product $ Billions +17% 4.1 CAGR 0.2 Other Revenue 0.6 TYSABRI 3.2 US RITUXAN 0.8 2.7 Profit Share 2.4 ROW RITUXAN 0.3 2.2 Revenues 1.9 0.2 0.4 0.1 2.2 AVONEX 1.2 (1) 2003 2004 2005 2006 2007 2008 Note: Note: 2003 amounts represent pro forma information of the historical results of IDEC Pharmaceuticals Corporation and Biogen, Inc. giving effect to the merger as if it occurred on January 1, 2003.

Growing Pipeline Across All Phases Robust Growth Across all Phases Number of Total Programs of the Pipeline . . . • In the past 5 years Biogen has added: • 18 programs at the discovery level +23% 73 CAGR • 23 early stage programs • 5 late stage programs 59 47 . . . Driven by Efficient Spend and 45 38 an Effective Research Engine • R&D spend has increased to drive 26 pipeline growth, but not without significant results • R&D spend has doubled since 2003 while the number of programs 2003 2004 2005 2006 2007 2008 has nearly tripled Discovery 10 28 Early 8 Significant Growth 31 • R&D spend has grown from $534M Late 4 9 in 2003 to $1.05B in 2008 Commercial 4 5

Achieving Our 2010 Goals We Made Substantial Progress Over The Past Year Toward Achieving Our 2010 goals Goal Progress Revenue Growth • 15% top line CAGR from 2007 to 2010 9+ Financial EPS Growth • 20% bottom line CAGR from 2007 to 2010 9+ TYSABRI • TYSABRI patients on therapy exceeds 100,000 9-AVONEX • AVONEX maintains its patient market share in the “ABCR” market 9 Products Anti-CD20 Franchise • Anti-CD20 franchise growth fueled by filings in at least 2 additional indications 9 Geographic Mix • Over 40% of revenue from international business 9 New Products • 2 new products or indications launched 9+ Pipeline Development Status • 6 programs in late stage development 9+ Acquisition Strategy • Continued execution of disciplined external growth strategy 9 Note: The bottom line, or EPS, reference in this slide refers to non-GAAP diluted EPS. Non-GAAP diluted EPS excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided at the end of this presentation

External Validation PRODUCTS • 2008 Best in Brand Comeback Award (TYSABRI) • 2008 Pharmaceutical Executive Ad Stars Patient Power (TYSABRI) PIPELINE • Ranked #1 Late-Stage Pipeline Quality • Ranked #4 Pipeline Diversity PEOPLE • Biogen Idec, International ranked fourth overall, second in pharma/biotech by Great Place To Work Institute PERFORMANCE • Named to 2009 list of Forbes Global High Performers • 2008 Pharmaceutical Executive Company of the Year

Biogen Idec Stock Performance (as of Record Date*) Biogen Idec Has Outperformed Both the BTK and S&P 500 Since the 2003 Merger Biogen Idec Stock Price History $85 CAGR $80 $75 BIIB BTK S&P 500 $70 Since $65 8% 6% -4% $60 Merger $55 75 $50 58 5 Years -2% 3% -6% $45 $40 $35 48 43 3 Years 4% -3% -14% $30 37 $25 $20 28 1 Year -22% -20% -39% $15 $10 $5 $0 03 4 5 05 06 6 6 07 07 9 - — 0 — 04 04 — 05 05 — - 0 — - — 0 06 0 - 07 — - 08 — 08 — 08 08 — 0 b - l — - l b — - r n p n n p c p e Apr Ju Feb u Apr Ju Fe ec Nov F Ju Se Ja Nov J Se De Nov Jun Sep D A Note: Record Date April 6, 2009

Winning Strategy • Specialty markets with significant needs Global • First-in-class or best-in-class molecules Footprint Expanding 2006 • Global 2007-2008 2011-2012 2013+

Transforming Discovery Into Care Leading worldwide therapy for MS Breakthrough MS therapy –Powerful Efficacy Standard of care for NHL

Strategy Drives Economic Model Operating Profit Margin (2008 Actual) 53% 41% 39% 37% Biotech Avg: 38% 22% Big Pharma Avg(1): 27% Biogen Idec Amgen Gilead Celgene Genzyme* Biotech Big Pharma 2008 Actual (Non-GAAP) Avg Avg(1) COGS/Revenues 10% 15% 21% 10% 24% 16% 24% R&D/Revenues 26% 19% 12% 24% 27% 22% 18% SG&A/Revenues 22% 25% 14% 28% 27% 23% 32% Source: Company annual filings and 2008 earnings transcripts *Genzyme based on 5/6/2009 Analyst Day reclassification of GAAP to Non-GAAP financial statements (1) Big Pharma average includes Pfizer, Merck, BMS, Eli Lilly, Schering-Plough

Drivers of Shareholder Value Accelerate Extend AVONEX 2 and RITUXAN 1 TYSABRI Growth through Lifecycle Management SHAREHOLDER VALUE Leverage 3 Excess Cash 4 Advance Our in a Disciplined Robust Pipeline Manner

TYSABRI Trajectory TYSABRI $900 million Annual Run Rate Monthly Global Revenue Trajectory Post Launch 100,000 Top 20 Biologic Drugs ($ Revenues in Billions) 90,000 Enbrel $6.5B Avonex $2.2B 80,000 ) Novolin 2.0B 0 Remicade 5.3B 00 70,000 $ Epogen/Procrit 5.1B Lucentis 1.8B S U ( Rituxan 5.1B Humalog 1.7B 60,000 enue Humira 4.5B Rebif 1.7B ev 50,000 TYSABRI Avastin 4.5B NeoRecormo 1.5B R 40,000 Herceptin 4.4B Advate 1.5B ENBREL Aransep 3.3B Erbitux 1.5B 30,000 Neulasta 3.3B Betaseron 1.4B HUMIRA 20,000 Lantus 3.1B Pegasys 1.4B 10,000 REMICADE 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Months Post Launch Source: IMS, BIIB in Market. TYSABRI data through Dec 2008; Evaluate Pharma, Top 20 Biologics from R&D Pipeline News March 9 2009

Physician Confidence Returning TYSABRI’s Benefits Outweigh the Risk It Poses to MS patients 100% PML Cases 7/31 (2) 10/29 12/10 2/5 90% 80% 70% 65% 61% who Agree 60% 45% Physicians 50% 45% 40% % of 30% 20% 10% 0% 06 7 07 06 0 08 08 08 08 08 09 0 20 20 20 b 2 2 H1 2 H1 H H g/Oct c/Fe Feb/Apr Apr/Jun un/Aug u Oct/Dec De J A Source: US data: February 2009 Neurologist Metrics Tracker; Top 3 boxes on a 7 point scale.

TYSABRI Marketing Plan

Powerful Efficacy with Manageable Side Effects

REINFORCING BENEFIT

- Developed and implemented a global branding message supporting efficacy positioning
- Reinforced comfort with use through regular exposure and safety updates
- Further communicate TYSABRI's strong efficacy



69%[1]
Improvement in physical function
37%[2]
Free of disease activity
54%[3]
Reduction of disease progression
68%[3]
Reduction in relapse rate



Translate improved benefit/risk to increased and sustained use

REDUCING RISK

- Working to make PML a more detectable and manageable side effect
- Detectable through clinical vigilance
  - Identifying new methods of risk assessment, detection and management
- Available initial actions include:
  - Halting TYSABRI
  - Plasma Exchange (PLEX)
  - Mefloquine
- Post marketing experience is less than 1 in 1,000
- Outcomes better than expected

1) Munschauer,et al. Natalizumab Significantly Increases the Cumulative Probability of Sustained Improvement in Physical Disability, Abstract #P474 Presented at the World Congress on Treatment and Research in Multiple Sclerosis, September 2008, Montréal, Canada. Based on a post hoc subset analysis at two years. 2) Havrdova, et al. Lancet neurology February 9, 2009 S1474-4422(09)70021-3 ; Effect of natalizumab on clinical and radiological disease activity in multiple sclerosis: a retrospective analysis of the Natalizumab Safety and Efficacy in Relapsing-Remitting Multiple Sclerosis (AFFIRM) study. Free of disease activity defined as no activity in clinical measures or radiological measures. 3) Polman CH, et al. *N Engl J Med.* 2006;354:899-910.

biogen idec

TYSABRI Marketing Acceleration Comprehensive Dialogue with Customers Builds Trust and Confidence Leader in Providing Solutions for MS Live Programming Congresses 63% 63% Peer-to-Peer Programming rating 49% rating Performance Performance 36% Webcasts Doctors Sales Details Nurses Nurse Practitioners Patients Patient Associations Biogen Idec Average Competitor BIIB Tysabri Average Competitor Med Info Response Response Pharmaco-economists Pharmacists Regulators “You Can Trust the Pharmaceutical Company” Payers Patient Services Top 3 Box Public Affairs rating 49% 44% Advisory Boards Performance Websites Direct Mail / Email 0 Biogen Idec Average Competitor Response Source: Leader in Providing Solutions for MS based on ZSPhysPulse survey conducted in EU countries (Nov. to Dec. 2008) and US (Oct 2008). ‘You Can Trust the Pharmaceutical Company Top 3 Box’ based on ZSPhysPulse survey conducted with Neurologist in EU countries (Oct. to Dec. 2008).

Potential Breakthrough in AVONEX Life Cycle Management AVONEX Revenues PEGylated Interferon Beta-1a molecule Enhancing Benefits of AVONEX • PEGylated version of Inteferon â-1a +13% $2.2B delivered via liquid prefilled syringe and CAGR SC administration • Increased half-life and systemic exposure of the protein reduces frequency of injections $1.2B • May improve convenience and compliance for patients with MS who use Interferons Phase 3 • Plan to initiate registration program mid-2009 – Placebo-controlled study in MS; 1,260 patients – Primary endpoint: Annualized Relapse Issued U.S. patent and pending Rate at 1 year 2003 2008 applications world-wide • To test biweekly and monthly subcutaneous dosing

RITUXAN Growth RITUXAN Hem/Onc US Product Revenues ($B) $2.6 $2.3 $2.1 $1.8 $1.6 $1.4 Standard of Care for NHL $1.1 $0.8 $0.4 $0.3 $0.2 $0.0 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Anti-CD20 Adoption in RA aTNF Cycling Study Data 20% $8B RA Market by 2012 Ocrelizumab DMARD Launch 15% naive Launch DMARD-IR Launch Immunology aTNF-IR X- 10% ray Label Future Growth Driver RA aTNF- IR Launch 5% 0% 2006 2007 2008 2009 2010 2011 2012 Source: Genentech 2009 Investment Community Meeting

M&A Focus for Creating Shareholder Value • We are exploring opportunities consistent with our strategy, which: Include late stage assets and/or marketed products Will increase revenue growth in the 2010-2013 time frame Provide innovative products to address unmet needs Can be commercialized via a specialty sales force Are at attractive valuations

Proven Track Record of Returning Cash to Shareholders if No Strategic Opportunity Cash Balance Forecasted to be $3.3 Billion at YE 2009 Cash Flow for 2004-2008 “We try to put ourselves in the seats of shareholders and what they would see as good value, both from $9,040M $305 an economic perspective as well as a strategic Stock Based perspective.“ $1,337 Comp $1,365 Net Change $321 - Paul Clancy CFO, Citi Biotech Day, 4/09 in Debt “...there are some attractive assets out there potentially, but we will continue to apply a very disciplined approach...” Cash from Operations $5,044 $5,107 — Jim Mullen, Cowen Healthcare Conference, 3/09 $3B Dutch Auction (‘07) “We will continue, as we have in the past, to look at what is the best use of cash...” $2,263 — Jim Mullen, JP Morgan Healthcare Conference 1/09 Beginning $2,338 “We are going to try to do what is best for Cash shareholders, whether that’s on the strategic front or returning [cash] to shareholders” Total ‘04 to Other CapEx Share Ending Cash — Paul Clancy CFO Deutsche Bank Conference 11/08 ‘08 CF Investing/ Repurchases Financing 1) Other investing/financing includes net sales of marketable securities and investments, net effects of exchange rate changes, collateral received under securities lending, and other investing activities. 2) Stock based compensation includes proceeds from issuance of stock for stock based compensation and excess tax benefits from share based compensation.

Value Creation Through R&D at Biogen Idec World class biotherapeutic discovery and development organization with proven track record of delivering innovative molecules Robust Clinical Development Strong Scientific Expertise Capabilities Therapeutic Area Alignment Disciplined Investment Choices

First-in-Class and Best-in-Class Molecules Late Stage Galiximab BG-12 Lixivaptan Lumiliximab PEG-IFN Next Gen CD20s Adentri BIIB14 CDP323 Factor Hsp90i IX TWEAK IGF1R Early LINGO Fn14 Stage First-in-class Best-in-class Neurology Oncology Immunology CV / Emerging

Broad and Deep Pipeline

Neurology


Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
AVONEX
Multiple sclerosis
TYSABRI
Multiple sclerosis
BG-12
Multiple sclerosis
Daclizumab
Multiple sclerosis
Ocrelizumab
Multiple sclerosis
CDP323
Multiple sclerosis
BIIB014
Parkinson's
PEGylated-IFNβ1a
Multiple sclerosis
Neublastin
Pain
LINGO
MS
S1P1
MS
BART
AD

Oncology


Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
NHL & CLL (Ph. 3 complete)
Galiximab
NHL
Lumiliximab
CLL
Volociximab
Solid tumors
HSP90 Inhibitor
Solid tumors
Anti-Cripto
Solid
Anti-IGF-1R
Solid
GA 101
NHL
TYSABRI
MM
RAF Inhibitor
Solid
Anti-Fn14
Solid

Immunology


Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
Rheumatoid arthritis
FUMADERM
Psoriasis
TYSABRI
Crohn's disease
RITUXAN
ANCA-Associated Vasculitis
Ocrelizumab
RA
Avonex
Ulcerative Colitis
BG-12
Rheumatoid arthritis
Anti-TWEAK
RA
Anti-CD40L
SLE
Anti-FcRn
Inflam

Cardiopulmonary & Emerging Areas


Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
Lixivaptan
Heart Failure / Hyponatremia
ADENTRI (IV)
Acute Heart Failure
ADENTRI (oral)
Chronic Heart Failure
Long Acting rFactor IX
Hem B
Long Acting rFactor VIII
Hem A

Divested or Discontinued

Marketed – Amevive in Psoriasis, Zevalin in NHL

Phase 2 or 3 – Rituxan in PPMS, Rituxan in SLE, Baminercept in RA, Fontolizumab in Inflammatory Disorders, Tysabri in RA

Phase 1 or Preclinical – LTβ in Solid Tumors, BAFF-R in Inflammatory Disorders, αvβ6 in IPF, IFNβ Gene Delivery in Liver Mets

January 2005 Pipeline

Progress to date

biogen idec

26

Pipeline Supported by Active Business Development mondoBIOTECH Genentech Phase 2 Phase 2 Vernalis (In-license) (Co-development) Phase 1 (Co-development) Alnylam Cardiokine In-licensing/ Research Phase 2 Sunesis (Collaboration) Collaboration (Co-development) Research (Co-development) UCB Pharma Johns Hopkins Celltech Phase 1 Research Pre-Clnical (Co-development) (Collaboration) (Co-development) Aveo PDL Biopharma Univ. of VA Research Fumapharm AG Phase 2 Research Neurimmune (Equity investment & Phase 3 (Co-development) (In-license) Research license option) (In-license) (In-license) 2003 2004 2005 2006 2007 2008 2009 Astellas Acquisition/ Marketed Syntonix (Amevive Pre-Clinical Divestment Opthotech Divestment) (Acquisition) Phase 1 Conforma (Out-license) Cell Therapeutics Phase 1 Marketed (Zevalin (Acquisition) Divestment ) Fumapharm Phase 3 (Acquisition) Venture Capital New Ventures Investment in 28 companies 3 Incubator Companies

Specialty Markets Focus Offers Superior Economics MS CLL BG -12 Lumiliximab Daclizumab Ocrelizumab Hemophilia CDP323 Factor IX Specialty PEG Avonex Factor VIII RA Type Rituxan Ocrelizumab BG -12 Anti-Tweak Acute Heart Failure Market Lixivaptan Adentri Practitioner WW Market Size Market Size General Patients $ Billions (Today vs. 2012) (MM) Today Today 2012 Acute Heart Failure $2B 4.5 1.9 2.1 Chronic Lymphocytic Leukemia 0.4 0.3 1.0 $1B (CLL) Hemophilia <0.1 4.3 6.0 Multiple Sclerosis (MS) 1.0 6.0 10.0 Rheumatoid Arthritis (RA) 4.0 6.5 10.0 Low Degree of Unmet Need High

R&D Accomplishments 60 clinical trials ongoing • 6 programs in registrational trials and 2 more expected in 2009 15 indications across neurology, oncology, immunology, cardiovascular and hematology 35 preclinical and discovery research programs

March 25, 2009 Investor R&D Day

Comments on Biogen Idec's Pipeline

"Diverse early stage pipeline beyond neurology."
Jim Birchenough (Barclays)

"Encouraged by pipeline progress since last R&D day (2007)."
Maged Shenouda (UBS)

"Broad and deep pipeline."
Eric Schmidt (Cowen)

"Pipeline is gaining visibility."
May Kin Ho (Goldman Sachs)

"R&D Day was largely a success….leaving us encouraged about several of the early stage programs, including Lingo, Neublastin and Factor IX."
Mike Aberman (Credit Suisse)

"R&D Day underscores expanding pipeline."
Joel Sendek (Lazard)

"Good R&D day. Deep and broad pipeline strengthens acquisition thesis."
Jason Zhang (BMO)

"Pipeline has a quality emerging cancer franchise."
Alex To (Natixis)

"Early stage pipeline is innovative."
Jason Kantor (RBC)

"Pipeline continues to show promise."
Ian Somaiya (Weisel)

"BIIB made the case that the story is more than Tysabri."
Chris Raymond (Baird)

30

biogen idec

Recognition of Pipeline Strength Moody’s Investors Service Research Rates Biogen Idec: Highest on late-stage pipeline quality Most pipeline diversity Table 2 Late-Stage Pipeline Quality Biogen Idec (Baa3) 54.3% Allergan (A3) 31.8% Schering-Plough (Baa1) 27.7% J&J (Aaa) / Pharma Only** 27.5% Amgen (A3) 23.8% Genentech (A1*) 21.0% Wyeth (A3*) 20.1% Eli Lilly & Company (A1) 18.8% Bristol-Myers Squibb (A2) 16.8% Merck & Co., Inc. (Aa3) 16.5% Abbott (A1) / Pharma Only** 14.2% J&J (Aaa) / Total Company** 11.4% Abbott (A1) / Total Company** 11.4% Pfizer (Aa1*) 10.0% = Highest score (> 30%) = Lowest score (< 15%) * Ratings under review ** Ratios shown on both bases for J&J and Abbott Table 3 Pipeline Diversity (#1 Product as % of Total) Merck & Co., Inc. (Aa3) 17.4% Pfizer (Aa1*) 20.6% Wyeth (A3*) 21.7% Biogen Idec (Baa3) 22.5% Schering-Plough (Baa1) 26.1% Johnson & Johnson (Aaa) 26.7% Bristol-Myers Squibb (A2) 29.0% Abbott Laboratories (A1) 29.6% Genentech (A1*) 35.5% Allergan (A3) 35.7% Eli Lilly & Company (A1) 39.2% Amgen (A3) 83.9% = Most diverse (< 25%) = Least diverse (>35%) * Ratings under review Issuer Scorecard: Large U.S. Pharmaceutical Companies published February 2009 – Most recent rating methodology mapping for 12 large U.S.-based pharmaceutical and biotech companies – Ranking of the 12 companies from strongest to weakest on several important criteria

Biogen Idec Board of Directors Has Owners’ Perspective Steward of Shareholder Value • Largest merger of 2 independent biotechs •$ 3B share repurchase/Dutch Auction • Review of strategic alternatives; including sale of the company • Disciplined execution of business development strategy Strong Corporate Governance • Added 2 new directors after soliciting input from major shareholders • 5 new directors out of 13 since 2006 • Adopting majority voting for uncontested director elections • Terminated the “poison pill” Financial Discipline • Exceeded 17% top-line and 25% bottom-line goal from merger to 2008 • 2005 reduction in force (17%) • Divestiture of non-core assets • Credit rating upgrade by S&P to BBB+ • Cash position of $2.5B(1) as of March 31, 2009 (1) Includes $764 million of cash & equivalents and $1,698 million of marketable securities (current and non-current)

Maximizing Shareholder Value Range of Alternatives to Maximize Value Growth Through Organic Growth Outright Sale Acquisitions Capital Structure

Biogen Idec Board of Directors Has Broad Based Experience Customer Nobel Laureate Finance / International General Mgmt R&D Perspective / Public Policy / Natl Academy M&A Business Market & Sales of Sciences Larry Best* 9 9 9 Alan Glassberg, M.D.* 9 9 Robert Pangia* * Recommended for election to9 Biogen Idec board 9 Bill Young* 9 9 9 9 9 Jim Mullen 9 9 9 9 9 Bruce Ross 9 9 9 9 Phil Sharp, Ph.D. 9 9 Lynn Schenk 9 Recent Additions Cecil Pickett, Ph.D. (2006) 9 9 9 9 Marijn Dekkers Ph.D. (2007) 9 9 9 9 Nancy Leaming (2008) 9 9 9 9 Stelios Papadopoulos, Ph.D. (2008) 9 9 9 Brian Posner (2008) 9 9 9 * Standing for election

Board Additions Reflect Diversified Expertise and Shareholder Input Cecil B. Pickett, Ph. D. • President, Research and Development Biogen Idec (July 2006) • 28 years experience at Schering-Plough and Merck Marijn E. Dekkers, Ph. D. • President, CEO, and Director Thermo Fisher Scientific (June 2007) • 15 years experience at Honeywell and General Electric Nancy L. Leaming • 22 years as senior executive at Tufts Health Plan (January 2008) – Former President and CEO of Tufts Health Plan • 19 years experience in investment banking with focus on biotechnology and pharmaceuticals – Former Vice Chairman of Cowen & Co. Stelios Papadopoulos, Ph. D. – Former Chairman of PaineWebber Development Corp (June 2008) • Adjunct Associate Professor of Cell Biology at NYU Medical Center • Co-founder/Board member of numerous biotech companies • Over 20 years of experience in investment management Brian S. Posner – Former CEO and co-Chief Investment Officer, ClearBridge Advisors (July 2008) – Former Portfolio Manager and Analyst at Fidelity Investments • Co-founder of hedge fund, Hygrove Partners

Dissident Slate Age Primary Occupation Previous Board Seeking Board Alexander J. Denner, Ph.D. 39 Managing Director, Icahn ImClone Biogen Idec, Enzon*, Amylin Partners Richard C. Mulligan, Ph.D. 54 Professor, Harvard Medical ImClone, Somatix Biogen Idec, Enzon* School Thomas F. Deuel, M.D. 74 Professor, Scripps ImClone Biogen Idec, Amylin Research Institute David Sidransky, M.D. 48 Professor, Johns Hopkins ImClone, Xenomics, Biogen Idec, Amylin Alfacell • Nominees have served or will serve together (ImClone, Enzon, Amylin) • Dissident slate would weaken Board’s financial and operational capabilities • Under the Company’s Corporate Governance Guidelines, one of the nominees would be unable to serve for a full term * Elected in January 2009 to Enzon Board of Directors

Biogen Idec Actively Engages in Dialogue with Shareholders Conferences & Buyside Phone Roadshows Roundtables Meetings Contacts Independent Directors 9 9 CEO / CFO 9 9 9 Investor Relations 9 9 9 9 · Sell Side • Proxy Roadshow • In Person • Phone Contacts Conferences and in 2008 Meetings – 1,000+/year R&D Roundtables • Non-Deal – 300+/year – 20 in 2007 Roadshows – 16 in 2008 Board receives shareholder input on a regular basis

Delivering on Our Commitment to Shareholders Financial • Strong 2008 performance and effective utilization of capital 9 • Overseen successful merger and delivered on merger goal Performance Operational • Focused on our 2010 goals and advancing our R&D pipeline 9 for future growth Performance Corporate • Proactively strengthened our board and improved our 9 corporate governance Governance Accountability • Maintained an active dialogue with our shareholders and 9 solicited and acted on shareholder input to Shareholders

Conclusion • Biogen Idec has a proven track record of delivering exceptional performance • The business is poised to create future shareholder value – Executing a well-defined strategy for future growth – Broad and deep pipeline with 8 late stage programs expected 2H 2009 • This Board is best positioned to continue to deliver value to all shareholders – Active, engaged – Proactively evaluate ways to maximize shareholder value – Exceptional steward of value and capital Vote for Our Nominees on the White Proxy Card

GAAP to non-GAAP Reconciliation Diluted EPS and Net Income Attributable to Biogen Idec Inc Condensed Consolidated Statements of Income – Operating Basis FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 GAAP diluted EPS (4.92) 0.07 0.47 0.63 1.99 2.65 Adjustment to net income attributable to Biogen Idec Inc. (see below) 6.14 1.38 1.10 1.62 0.75 1.01 Effect of FAS128 and ETIF 0306 - (0.05) — - — - Non-GAAP diluted EPS 1.22 1.40 1.57 2.25 2.74 3.66 GAAP Net Income Attributable to Biogen Idec Inc. ($M) (875.1) 25.1 160.7 217.5 638.2 783.2 Revenue – Pre-merger Biogen product, royalty and corporate partner revenue 1,173.1 — - — - -COGS – Fair value step up of inventory acquired from Biogen and Fumapharm 231.6 295.5 34.2 7.8 — -COGS – Pre-merger Biogen cost of sales (179.2) — - — - -COGS – Royalties related to Corixa 1.8 — - — - -COGS – Amevive divesture — - 36.4 - — -R&D – Pre-merger Biogen net R&D (301.1) — - — - -R&D – Severance and restructuring — 3.1 20.3 0.3 1.2 1.2 R&D – Sale of plant — - 1.9 — - -R&D – Expenses paid by Cardiokine — - — - — 5.2 SG&A – Pre-merger Biogen SG&A (346.7) — - — - -SG&A – Merger related and purchase accounting costs — - - 0.1 — -SG&A – Severance and restructuring 13.2 9.3 19.3 2.0 0.6 3.8 Amortization of intangible assets primarily related to Biogen merger 33.2 347.7 302.3 267.0 257.5 332.7 In-process R&D related to the Biogen Idec merger, acquisitions of Conforma, Syntonix, and Fumapharm, and consolidation of Cardiokine, Neurimmune and Escoubloc and 823.0 — - 330.5 84.2 25.0 contingent consideration payment in 2008 associated with the 2006 Conforma acquisition Loss/(gain) on settlement of license agreements with Fumedica and Fumapharm — - — (6.1) — -(Gain)/loss on sale of long lived assets — - 111.8 (16.5) (0.4) (9.2) Other income, net: Pre-merger Biogen 32.9 — - — - -Other income, net: Gain on sale of long lived assets — - — - (7.1) -Write down of investments - 12.7 — - — -Charitable donations and legal settlements 30.7 — - — - -Income taxes: Income tax effect primarily related to reconciling items (205.8) (195.4) (145.2) (70.3) (65.5) (81.9) Stock option expense — - — 44.5 35.6 26.2 Net Income Attributable to Non-Controlling Interests: Consolidation of Cardiokine and — - — - (65.2) (5.2) Neurimmune and expenses paid by Cardiokine Non-GAAP Net Income Attributable to Biogen Idec Inc. 431.7 498.0 541.7 776.8 879.1 1,081.0 Free Cash Flow Reconciliation ($M) FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 Net cash flows provided by operating activities 728.0 889.5 841.3 1,020.6 1,564.5 Purchases of property, plant and equipment (Capital Expenditures) 361.0 318.4 198.3 284.1 276.0 Free Cash Flow 367.0 571.1 643.0 736.5 1,288.5 Notes: The non-GAAP financial measures presented in this table are utilized by Biogen Idec management to gain an understanding of the comparative financial performance of the Company. Our non-GAAP financial measures are defined as reported, or GAAP, values excluding (1) purchase accounting and merger-related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of SFAS No. 123R and (3) other items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors’ understanding of the Company’s financial performance is enhanced as a result of our disclosing these non-GAAP financial measures. Non-GAAP net income attributable to Biogen Idec Inc and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income attributable to Bioge n Idec Inc and diluted EPS. The GAAP figures reflect: * 2004 and beyond – the combined Biogen Idec * 2003 – a full year of IDEC Pharmaceuticals and 7 weeks of the former Biogen, Inc. (for the period 11/13/03 through 12/31/03) Numbers may not foot due to rounding. Source: Biogen Idec Annual Reports, 10-K filings and earnings press releases (FY 2003-2008).